Exhibit 99.1

                                  $256,596,000
                               APPROXIMATE(1) (4)
                                  GSAMP 2005-S1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------
--------------------------------------------------------------------------------------------------------------------
                APPROXIMATE      EXPECTED        INITIAL                 ESTIMATED     PRINCIPAL       EXPECTED
OFFERED          PRINCIPAL        CREDIT       PASS-THROUGH    FIXED/    LIFE AVG.      PAYMENT      FITCH/MOODY'S
CERTIFICATES   BALANCE(1) (4)   SUPPORT(6)       RATE (5)     FLOATING   (YRS) (2)   WINDOW (2)(3)      RATINGS
--------------------------------------------------------------------------------------------------------------------
A                $187,759,000         32.40%   LIBOR + [ ]%   Floating        1.10   04/05 - 11/07     AAA/ Aaa
M-1                21,576,000         24.00%   LIBOR + [ ]%   Floating        5.09   06/09 - 07/10      AA/Aa2
M-2                20,034,000         16.20%       [ ]%        Fixed          4.18   07/08 - 07/10       A/A2
B-1                16,953,000          9.60%       [ ]%        Fixed          3.87   03/08 - 07/10     BBB+/Baa2
B-2                 4,752,000          7.75%       [ ]%        Fixed          3.77   02/08 - 07/10     BBB/Baa3
B-3                 5,522,000          5.60%       [ ]%        Fixed          3.74   01/08 - 07/10     BBB-/Ba1
--------------------------------------------------------------------------------------------------------------------
Total            $256,596,000
--------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Offered Certificates.
(3) The Last Scheduled Distribution Date for the Offered Certificates is the Distribution Date in December 2034.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.
(6) The credit enhancement includes overcollateralization of 5.60%. Overcollateralization builds from an initial level of 0.10% commencing in May 2005.

SELECTED MORTGAGE POOL DATA (1)
---------------------------

--------------------------------------------------------------------------------
        Scheduled Principal Balance:                            $256,853,205
        Number of Mortgage Loans:                                      5,009
        Average Scheduled Principal Balance:                         $51,278
        Weighted Average Gross Coupon:                               10.600%
        Weighted Average Net Coupon(2):                              10.090%
        Weighted Average FICO Score:                                     660
        % Second Lien Loans:                                         100.00%
        Weighted Average Combined Original LTV Ratio:                 99.82%
        Weighted Average Stated Remaining Term (months):                 306
        Weighted Average Seasoning (months):                               6
        % of Fixed-Rate Loans:                                       100.00%
        % Full Doc Loans:                                             37.75%
        % Purchase Loans:                                             88.43%
        % Primary Occupancy Loans:                                   100.00%
        % Single Family Loans and PUD:                                84.02%
        State with highest representation:                      CA    46.93%
--------------------------------------------------------------------------------

(1) All percentages of mortgage loans calculated herein are percentages of their scheduled principal balances as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

o The mortgage loans in the transaction consist of fixed rate, second lien residential mortgage loans (the "Mortgage Loans") originated by or acquired from NC Capital Corporation.

o Credit support for the Offered Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 0.10% building to a target of 5.60%, excess spread and a Pool Insurance Policy.

o    All of the Mortgage Loans will be covered by a Pool Insurance Policy.

o    All of the Mortgage Loans will be serviced by Wilshire Credit Corporation.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as "high cost" loans under any other applicable state, federal or local law or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05S01" and on Bloomberg as "GSAMP 05-S1".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TIME TABLE
----------

EXPECTED CLOSING DATE:        March 31, 2005

CUT-OFF DATE:                 March 1, 2005

EXPECTED PRICING DATE:        On or before March 24, 2005

FIRST DISTRIBUTION DATE:      April 25, 2005


KEY TERMS
---------

OFFERED CERTIFICATES:         Class A, Class M, and Class B Certificates

LIBOR CERTIFICATES:           Class A and Class M-1

FIXED RATE CERTIFICATES:      Class M-2, Class B-1, Class B-2, and Class B-3
                              Certificates

CLASS A CERTIFICATES:         Class A

CLASS M CERTIFICATES:         Class M-1 and Class M-2 Certificates

CLASS B CERTIFICATES:         Class B-1, Class B-2, and Class B-3

DEPOSITOR:                    GS Mortgage Securities Corp.

MANAGER:                      Goldman, Sachs & Co.

SERVICER:                     Wilshire Credit Corporation

TRUSTEE:                      Deutsche Bank National Trust Company

POOL INSURANCE PROVIDER:      Radian Insurance Inc.

SERVICING FEE RATE:           50 bps

TRUSTEE FEE RATE:             1 bps

DISTRIBUTION DATE:            25th day of the month or the following Business
                              Day

MORTGAGE LOANS:               The trust will consist of fixed rate, second lien
                              residential mortgage loans

RECORD DATE:                  For any Distribution Date, the last Business Day
                              of the Interest Accrual Period

DELAY DAYS:                   0 day delay on the LIBOR Certificates, 24 day
                              delay on the Fixed Rate Certificates

DAY COUNT:                    Actual/360 basis for the LIBOR Certificates,
                              30/360 basis for the Fixed Rate Certificates

PREPAYMENT PERIOD:            15th of month prior to the Distribution Date
                              through the 14th of month of the current
                              Distribution Date

DUE PERIOD:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs

INTEREST ACCRUAL PERIOD:      For the LIBOR Certificates, from the prior
                              Distribution Date to the day prior to the current
                              Distribution Date, except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates, from and including the first day of the month prior to month in which the current Distribution
                              Date occurs to and including the last day of such month

PRICING PREPAYMENT
ASSUMPTION:                   CPR starting at 15% CPR in the first month of the
                              mortgage loan (i.e. loan age) and increasing to 35% CPR in month 12 (an approximate 1.818% increase per month), and remaining at 35% CPR thereafter


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

EXCESS SPREAD:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off
                              Date:

                              Initial Gross WAC: (1)                                                 10.5999%
                              Less Servicing and Trustee Fee:                                         0.5100%
                                                                                            ----------------------------
                              Net WAC: (1)                                                           10.0899%
                              Less Initial Wtd. Avg. Certificate Coupon (Approx.): (2)                3.6156%
                                                                                            ----------------------------
                              Initial Excess Spread: (1)                                              6.4743%

                              (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                              (2) Assumes 1-month LIBOR equal to 2.85453%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Offered Certificates as well as any changes in day count.

SERVICER ADVANCING:           Yes as to principal and interest, subject to
                              recoverability

COMPENSATING INTEREST:        Wilshire will pay compensating interest up to the
                              lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans from the 15th of the month prior to the month in which the related
                              Distribution Date occurs to the last day of the month prior to the month in which the related
                              Distribution Date occurs and (B) 25 bps per annum on the aggregate principal balance of the mortgage loans at the beginning of each related Due Period

OPTIONAL CLEAN-UP CALL:       The transaction has a 10% Optional Clean-up Call

RATING AGENCIES:              Fitch Ratings and Moody's Investor Services, Inc.
                              will each rate all of the Offered Certificates.

MINIMUM DENOMINATION:         $25,000 with regard to each of the Offered
                              Certificates

LEGAL INVESTMENT:             It is anticipated that the Offered Certificates
                              will not be SMMEA eligible

ERISA ELIGIBLE:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel

TAX TREATMENT:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

PROSPECTUS:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES

STRUCTURE OF THE OFFERED CERTIFICATES
-------------------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS
---------------------------------------------------

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly, on all of the Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable from excess cash flow after payment of all required principal payments on such future Distribution Dates.

DEFINITIONS
-----------

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) initial overcollateralization of 0.10% building to 5.60% commencing in May 2005 (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 11.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and (4) a Pool Insurance Policy.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

POOL INSURANCE POLICY. For any Distribution Date, the Pool Insurance Provider, or its successor, will provide a pool insurance policy on 100% of the loans that will cover losses as described in the Pool Insurance Policy after cumulative losses on the mortgage loans exceed 12.00% and until cumulative losses on the mortgage loans equal 15.50% of the original aggregate principal balance of the mortgage loans.

STEP-DOWN DATE. The earlier of (A) the Distribution Date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 64.80%.

--------------------------------------------------------------------------------
   CLASS      INITIAL SUBORDINATION PERCENTAGE(1)    STEP-DOWN DATE PERCENTAGE
--------------------------------------------------------------------------------
     A                      32.40%                            64.80%
--------------------------------------------------------------------------------
    M-1                     24.00%                            48.00%
--------------------------------------------------------------------------------
    M-2                     16.20%                            32.40%
--------------------------------------------------------------------------------
    B-1                      9.60%                            19.20%
--------------------------------------------------------------------------------
    B-2                      7.75%                            15.50%
--------------------------------------------------------------------------------
    B-3                      5.60%                            11.20%
--------------------------------------------------------------------------------
(1)Includes Target Overcollateralization amount


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [17.00]% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO property and mortgage loans where the mortgagor has filed for bankruptcy) (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


------------------------------------------------------------------------------------------------------------------------------------
       DISTRIBUTION DATE                                        CUMULATIVE REALIZED LOSS PERCENTAGE:
------------------------------------------------------------------------------------------------------------------------------------
    April 2008 - March 2009         [7.00]% for the first month, plus an additional 1/12th of [4.00]% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------------
    April 2009 - March 2010         [11.00]% for the first month, plus an additional 1/12th of [3.00]% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------------
    April 2010 - March 2011         [14.00]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter
------------------------------------------------------------------------------------------------------------------------------------
   March 2011 and thereafter                                                  [15.50]%
------------------------------------------------------------------------------------------------------------------------------------


STEP-UP COUPONS. For all Offered Certificates the margin will increase after the first distribution date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M-1 Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

CLASS A PASS-THROUGH RATE. The Class A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

CLASS B-3 PASS-THROUGH RATE The Class B-3 Certificates will accrue interest at a per annum interest rate equal to [ ]% (plus 0.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable).

WAC CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).

CLASS A BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A Certificates will equal the sum of the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the WAC Cap. Class A Basis Risk Carry Forward Amounts will only be payable on the Class A Certificates while their class certificate balance is greater than zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS M-1 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for the Class M-1 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the Class M-1 Certificates' Pass-Through Rate (without regard to the WAC Cap). Class M-1 Basis Risk Carry Forward Amount will only be payable on the Class M-1 Certificates while their class certificate balance is greater than zero.

ACCRUED CERTIFICATE INTEREST. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date for the LIBOR certificates) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes. For the Fixed Rate Certificates on any Distribution Date, from and including the first day of the month prior to month in which the current Distribution Date occurs to and including the last day of such month.

INTEREST REMITTANCE AMOUNT ON THE OFFERED CERTIFICATES. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and Trustee Fee.

PRINCIPAL REMITTANCE AMOUNT.  On any Distribution Date, the sum of

         (i) all scheduled payments of principal due during the related Due Period and received by the Servicers on or prior to the related determination date or advanced by the Servicers on the related servicer remittance date,

         (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

         (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds (including proceeds received from the Pool Insurance Policy) received during the month prior to the month during which such Distribution Date occurs,

         (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

         (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

         (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Servicing Fee and Trustee Fee) and available during the related Due Period, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REALIZED LOSSES. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds (including proceeds from the Pool Insurance Policy) and condemnation awards together with accrued and unpaid interest therein, net of amounts reimbursable to the applicable Servicer for the related advances in respect of such Mortgage Loan.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 35.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 52.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 67.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 80.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 84.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
Date), (E) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

INTEREST DISTRIBUTIONS ON THE OFFERED CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(i) from the Remittance Amounts to the Class A Certificates, their Accrued Certificate Interest, and

(ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE OFFERED CERTIFICATES.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates until their class certificate balance has been reduced to zero, and

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution, until their class certificate balance has been reduced to zero

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date (other than April 2005), any Net Monthly Excess Cashflow shall be paid sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) sequentially to the Class A and then to the Class M-1 Certificates any Basis Risk Carry Forward Amount for such classes

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-2 Certificates, and seventh to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the Last Scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REMAINING PREPAYMENT PENALTY TERM BY PRODUCT TYPE(1)
----------------------------------------------------

PRODUCT    NO PENALTY    1-12 MONTHS    13-24 MONTHS   25-36 MONTHS   37-48 MONTHS   49-60 MONTHS      TOTAL
----------------------------------------------------------------------------------------------------------------
15 Year     $2,086,958        $23,547     $1,520,535       $956,076             $0             $0     $4,587,116
20 Year     36,673,582      1,743,371     40,536,147     15,344,924              0              0     94,298,023
30 Year     33,407,287     10,945,170     84,913,786     28,701,824              0              0    157,968,067
----------------------------------------------------------------------------------------------------------------
TOTAL      $72,167,826    $12,712,087   $126,970,468    $45,002,823             $0             $0   $256,853,205
================================================================================================================

PRODUCT    NO PENALTY     1-12 MONTHS     13-24 MONTHS    25-36 MONTHS    37-48 MONTHS    49-60 MONTHS
-------------------------------------------------------------------------------------------------------
15 Year           0.81%           0.01%           0.59%           0.37%           0.00%           0.00%
20 Year          14.28            0.68           15.78            5.97            0.00            0.00
30 Year          13.01            4.26           33.06           11.17            0.00            0.00
-------------------------------------------------------------------------------------------------------
TOTAL            28.10%           4.95%          49.43%          17.52%           0.00%           0.00%
=======================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

BREAKEVEN CDR TABLE FOR THE CLASS M AND CLASS B CERTIFICATES
------------------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:


o The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o        1-month LIBOR curve (as of close on March 16, 2005) is used

o        100% loss severity

o        There is a 6 month lag in recoveries

o Priced to Maturity with collateral losses calculated through the life of the applicable bond

o        Certificates are priced at par, except for the Class B-3 priced at
         90.22%

o        Triggers are active and Overcollateralization does not step-down


------------------------------------------------------------------------------------------------------------------------------------
                                                FIRST DOLLAR OF LOSS               LIBOR FLAT                   0% RETURN
------------------------------------------------------------------------------------------------------------------------------------
 CLASS M-1    CDR (%)                                          17.30                        17.52                         18.99
              Yield (%)                                       5.1072                       4.5884                        0.0270
              WAL                                               5.11                         5.28                          5.50
              Modified Duration                                4.458                        4.509                         4.842
              Principal Window                         10/08 - 08/34                10/08 - 08/34                 02/09 - 08/34
              Principal Writedown ($)              10,072.31 (0.05%)           820,715.90 (3.80%)         6,179,444.44 (28.64%)
              Total Collat Loss               79,590,318.48 (30.99%)       80,360,512.06 (31.29%)        85,391,681.85 (33.25%)
------------------------------------------------------------------------------------------------------------------------------------
 CLASS M-2    CDR (%)                                          12.30                           NA                         13.97
              Yield (%)                                       5.7951                                                     0.0331
              WAL                                               5.92                                                       6.09
              Modified Duration                                4.841                                                      5.317
              Principal Window                         06/09 - 08/34                                              12/09 - 08/34
              Principal Writedown ($)               6,924.07 (0.03%)                                      7,014,531.71 (35.01%)
              Total Collat Loss ($)           60,752,595.48 (23.65%)                                     67,343,493.53 (26.22%)
------------------------------------------------------------------------------------------------------------------------------------
 CLASS B-1    CDR (%)                                           8.52                           NA                         10.01
              Yield (%)                                       6.1997                                                     0.0303
              WAL                                               6.46                                                       6.41
              Modified Duration                                5.165                                                      5.974
              Principal Window                         02/10 - 04/15                                              11/10 - 09/34
              Principal Writedown ($)              31,944.90 (0.19%)                                      6,719,589.44 (39.64%)
              Total Collat Loss ($)           44,333,786.55 (17.26%)                                     51,171,051.56 (19.92%)
------------------------------------------------------------------------------------------------------------------------------------
 CLASS B-2    CDR (%)                                           6.02                           NA                          6.89
              Yield (%)                                       6.6943                                                     0.1749
              WAL                                               8.97                                                       6.26
              Modified Duration                                6.567                                                      6.277
              Principal Window                         01/13 - 03/16                                              11/12 - 01/14
              Principal Writedown ($)              32,203.98 (0.68%)                                      1,920,343.13 (40.41%)
              Total Collat Loss ($)           32,637,328.91 (12.71%)                                     36,527,373.44 (14.22%)
------------------------------------------------------------------------------------------------------------------------------------
 CLASS B-3    CDR (%)                                           4.87                           NA                          5.42
              Yield (%)                                       8.6921                                                     0.0519
              WAL                                               9.74                                                       7.67
              Modified Duration                                6.522                                                      7.387
              Principal Window                         12/12 - 10/34                                              10/14 - 10/34
              Principal Writedown ($)              85,379.85 (1.55%)                                      3,545,328.34 (64.20%)
              Total Collat Loss ($)           27,020,598.77 (10.52%)                                     29,799,762.02 (11.60%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC CAP. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage.


          DISTRIBUTION    WAC CAP             DISTRIBUTION    WAC CAP
PERIOD        DATE          (%)     PERIOD        DATE          (%)
------    ------------    -------   ------    ------------    -------
     1       Apr-05        9.7644       48       Mar-09       10.8121
     2       May-05       10.0900       49       Apr-09        9.7658
     3       Jun-05        9.7647       50       May-09       10.0914
     4       Jul-05       10.0903       51       Jun-09        9.7659
     5       Aug-05        9.7650       52       Jul-09       10.0914
     6       Sep-05        9.7651       53       Aug-09        9.7659
     7       Oct-05       10.0907       54       Sep-09        9.7659
     8       Nov-05        9.7652       55       Oct-09       10.0915
     9       Dec-05       10.0907       56       Nov-09        9.7659
    10       Jan-06        9.7652       57       Dec-09       10.0915
    11       Feb-06        9.7652       58       Jan-10        9.7660
    12       Mar-06       10.8115       59       Feb-10        9.7660
    13       Apr-06        9.7652       60       Mar-10       10.8124
    14       May-06       10.0908       61       Apr-10        9.7660
    15       Jun-06        9.7653       62       May-10       10.0916
    16       Jul-06       10.0908       63       Jun-10        9.7661
    17       Aug-06        9.7653       64       Jul-10       10.0916
    18       Sep-06        9.7653       65       Aug-10        9.7661
    19       Oct-06       10.0908       66       Sep-10        9.7662
    20       Nov-06        9.7653       67       Oct-10       10.0917
    21       Dec-06       10.0909       68       Nov-10        9.7662
    22       Jan-07        9.7654       69       Dec-10       10.0918
    23       Feb-07        9.7654       70       Jan-11        9.7662
    24       Mar-07       10.8117       71       Feb-11        9.7663
    25       Apr-07        9.7654       72       Mar-11       10.8127
    26       May-07       10.0909       73       Apr-11        9.7663
    27       Jun-07        9.7654       74       May-11       10.0919
    28       Jul-07       10.0910       75       Jun-11        9.7664
    29       Aug-07        9.7655       76       Jul-11       10.0919
    30       Sep-07        9.7655       77       Aug-11        9.7664
    31       Oct-07       10.0910       78       Sep-11        9.7664
    32       Nov-07        9.7655       79       Oct-11       10.0920
    33       Dec-07       10.0911       80       Nov-11        9.7665
    34       Jan-08        9.7656       81       Dec-11       10.0921
    35       Feb-08        9.7656       82       Jan-12        9.7665
    36       Mar-08       10.4391       83       Feb-12        9.7666
    37       Apr-08        9.7656       84       Mar-12       10.4401
    38       May-08       10.0911       85       Apr-12        9.7666
    39       Jun-08        9.7656       86       May-12       10.0922
    40       Jul-08       10.0912       87       Jun-12        9.7667
    41       Aug-08        9.7657       88       Jul-12       10.0922
    42       Sep-08        9.7657       89       Aug-12        9.7667
    43       Oct-08       10.0912       90       Sep-12        9.7667
    44       Nov-08        9.7657       91       Oct-12       10.0923
    45       Dec-08       10.0913       92       Nov-12        9.7668
    46       Jan-09        9.7658       93       Dec-12       10.0924
    47       Feb-09        9.7658       94       Jan-13        9.7668


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  DISTRIBUTION
  PERIOD              DATE              WAC CAP (%)
  ------          ------------          -----------
    95                  Feb-13            9.7669
    96                  Mar-13           10.8134
    97                  Apr-13            9.7669
    98                  May-13           10.0925
    99                  Jun-13            9.7670
    100                 Jul-13           10.0926
    101                 Aug-13            9.7670
    102                 Sep-13            9.7671
    103                 Oct-13           10.0927
    104                 Nov-13            9.7671
    105                 Dec-13           10.0927
    106                 Jan-14            9.7672
    107                 Feb-14            9.7672
    108                 Mar-14           10.8138
    109                 Apr-14            9.7673
    110                 May-14           10.0929
    111                 Jun-14            9.7674
    112                 Jul-14           10.0930
    113                 Aug-14            9.7674
    114                 Sep-14            9.7675
    115                 Oct-14           10.0931
    116                 Nov-14            9.7675
    117                 Dec-14           10.0931
    118                 Jan-15            9.7676
    119                 Feb-15            9.7676
    120                 Mar-15           10.8142


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

EXCESS SPREAD. The information in the following table has been prepared assuming prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage.


        DISTRIBUTION   FORWARD     EXCESS             DISTRIBUTION   FORWARD     EXCESS
PERIOD      DATE        LIBOR    SPREAD (%)   PERIOD      DATE        LIBOR    SPREAD (%)
-----------------------------------------------------------------------------------------
    1      Apr-05       2.8545       6.8907      48      Mar-09       4.9282       5.1943
    2      May-05       3.0506       6.3002      49      Apr-09       4.9427       4.9398
    3      Jun-05       3.2456       6.0539      50      May-09       4.9620       5.0213
    4      Jul-05       3.3963       6.0294      51      Jun-09       4.9763       4.9248
    5      Aug-05       3.5353       5.8273      52      Jul-09       4.9907       5.0121
    6      Sep-05       3.6638       5.7305      53      Aug-09       5.0044       4.9100
    7      Oct-05       3.8059       5.7263      54      Sep-09       5.0149       4.9043
    8      Nov-05       3.9179       5.5481      55      Oct-09       5.0242       4.9948
    9      Dec-05       3.9879       5.6060      56      Nov-09       5.0322       4.8951
   10      Jan-06       4.1453       5.4007      57      Dec-09       5.0380       4.9876
   11      Feb-06       4.1181       5.4327      58      Jan-10       5.0435       4.8890
   12      Mar-06       4.1856       5.6958      59      Feb-10       5.0449       4.8883
   13      Apr-06       4.2634       5.3613      60      Mar-10       5.0455       5.1754
   14      May-06       4.3240       5.4345      61      Apr-10       5.0492       4.8861
   15      Jun-06       4.3557       5.3353      62      May-10       5.0544       4.9792
   16      Jul-06       4.3823       5.4306      63      Jun-10       5.0595       4.8805
   17      Aug-06       4.4128       5.3374      64      Jul-10       5.0654       4.9736
   18      Sep-06       4.4464       5.3175      65      Aug-10       5.0720       4.5609
   19      Oct-06       4.4791       5.3862      66      Sep-10       5.0789       4.5573
   20      Nov-06       4.5080       5.2842      67      Oct-10       5.0866       4.6538
   21      Dec-06       4.5284       5.3573      68      Nov-10       5.0931       4.5497
   22      Jan-07       4.5957       5.2421      69      Dec-10       5.1011       4.6463
   23      Feb-07       4.5637       5.2611      70      Jan-11       5.1103       4.5404
   24      Mar-07       4.5819       5.4793      71      Feb-11       5.1185       4.5361
   25      Apr-07       4.6054       5.2478      72      Mar-11       5.1265       4.8358
   26      May-07       4.6237       5.3126      73      Apr-11       5.1358       4.5268
   27      Jun-07       4.6335       5.2441      74      May-11       5.1393       4.6265
   28      Jul-07       4.6379       5.3093      75      Jun-11       5.1472       4.5207
   29      Aug-07       4.6476       5.2488      76      Jul-11       5.1552       4.6183
   30      Sep-07       4.6585       5.2507      77      Aug-11       5.1622       4.5127
   31      Oct-07       4.6691       5.3042      78      Sep-11       5.1716       4.5077
   32      Nov-07       4.6822       5.2563      79      Oct-11       5.1811       4.6049
   33      Dec-07       4.6963       5.2104      80      Nov-11       5.1908       4.4974
   34      Jan-08       4.7111       4.9752      81      Dec-11       5.2014       4.5944
   35      Feb-08       4.7288       4.9133      82      Jan-12       5.2132       4.4855
   36      Mar-08       4.7454       5.0405      83      Feb-12       5.2255       4.4789
   37      Apr-08       4.7643       4.9468      84      Mar-12       5.2373       4.6791
   38      May-08       4.7848       5.0083      85      Apr-12       5.2506       4.4654
   39      Jun-08       4.8047       4.9583      86      May-12       5.2623       4.5742
   40      Jul-08       4.8229       5.0252      87      Jun-12       5.2755       4.4961
   41      Aug-08       4.8424       4.9669      88      Jul-12       5.2848       4.6292
   42      Sep-08       4.8568       4.9639      89      Aug-12       5.2964       4.5543
   43      Oct-08       4.8717       5.0286      90      Sep-12       5.3075       4.5851
   44      Nov-08       4.8863       4.9565      91      Oct-12       5.3162       4.7232
   45      Dec-08       4.8980       5.0275      92      Nov-12       5.3262       4.6528
   46      Jan-09       4.9099       4.9503      93      Dec-12       5.3354       4.7941
   47      Feb-09       4.9204       4.9473      94      Jan-13       5.3435       4.7276


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     DISTRIBUTION        FORWARD             EXCESS
  PERIOD                 DATE             LIBOR             SPREAD (%)
------------------------------------------------------------------------
    95                  Feb-13            5.3531             4.7649
    96                  Mar-13            5.3588             5.1213
    97                  Apr-13            5.3691             4.8448
    98                  May-13            5.3808             4.9911
    99                  Jun-13            5.3927             4.9277
    100                 Jul-13            5.4015             5.0794
    101                 Aug-13            5.4112             5.0174
    102                 Sep-13            5.4195             5.0642
    103                 Oct-13            5.4264             5.2204
    104                 Nov-13            5.4342             5.1651
    105                 Dec-13            5.4376             5.3276
    106                 Jan-14            5.4432             5.2778
    107                 Feb-14            5.4474             5.3378
    108                 Mar-14            5.4485             5.7227
    109                 Apr-14            5.4545             5.4660
    110                 May-14            5.4614             5.6394
    111                 Jun-14            5.4684             5.6012
    112                 Jul-14            5.4741             5.7812
    113                 Aug-14            5.4812             5.7486
    114                 Sep-14            5.4848             5.8263
    115                 Oct-14            5.4897             6.0109
    116                 Nov-14            5.4948             5.9833
    117                 Dec-14            5.4973             6.1758
    118                 Jan-15            5.5014             6.1554
    119                 Feb-15            5.5043             6.2470
    120                 Mar-15            5.5053             6.6670


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PREPAYMENT TABLE FOR THE CLASS A, CLASS M, AND CLASS B CERTIFICATES
-------------------------------------------------------------------

The assumptions for the Prepayment table below are as follows:

o        Run to Maturity

o Static LIBOR assuming a 1-month LIBOR equal to 2.85453% and initial marketing spreads.




--------------------------------------------------------------------------------
CLASS A               50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      3.06      1.94      1.10      0.87      0.71      0.51
First Prin. Payment   Apr-05    Apr-05    Apr-05    Apr-05    Apr-05    Apr-05
Last Prin. Payment    May-27    Feb-21    Nov-07    Apr-07    Oct-06    Apr-06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS M-1             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.97      5.91      6.34      4.83      3.79      2.42
First Prin. Payment   Sep-08    Feb-09    Jun-09    Jun-08    Sep-07    Nov-06
Last Prin. Payment    Sep-25    Dec-19    Jan-17    Apr-14    Apr-12    Sep-09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS M-2             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.95      5.57      4.56      3.48      2.73      1.76
First Prin. Payment   Sep-08    Sep-08    Jul-08    Oct-07    Mar-07    Jul-06
Last Prin. Payment    Aug-24    Feb-19    Jun-15    Jan-13    May-11    Feb-09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B-1             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.90      5.43      4.21      3.21      2.53      1.63
First Prin. Payment   Sep-08    Jun-08    Mar-08    Jun-07    Jan-07    May-06
Last Prin. Payment    May-23    Jan-18    Aug-14    May-12    Nov-10    Oct-08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B-2             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.84      5.35      4.08      3.11      2.44      1.58
First Prin. Payment   Sep-08    May-08    Feb-08    Jun-07    Dec-06    May-06
Last Prin. Payment    Aug-21    Jul-16    Jun-13    Jul-11    Feb-10    May-08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B-3             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.77      5.28      4.01      3.05      2.41      1.56
First Prin. Payment   Sep-08    May-08    Jan-08    May-07    Dec-06    May-06
Last Prin. Payment    Oct-20    Dec-15    Jan-13    Feb-11    Nov-09    Mar-08
--------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PREPAYMENT TABLE FOR THE CLASS A, CLASS M, AND CLASS B CERTIFICATES
-------------------------------------------------------------------

The assumptions for the Prepayment table below are as follows:

o        Run to Call.

o Static LIBOR assuming a 1-month LIBOR equal to 2.85453% and initial marketing spreads.




--------------------------------------------------------------------------------
CLASS A               50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      2.88      1.81      1.10      0.87      0.71      0.51
First Prin. Payment   Apr-05    Apr-05    Apr-05    Apr-05    Apr-05    Apr-05
Last Prin. Payment    Mar-16    Jul-12    Nov-07    Apr-07    Oct-06    Apr-06
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CLASS M-1             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.26      5.37      5.09      3.83      3.03      1.92
First Prin. Payment   Sep-08    Feb-09    Jun-09    Jun-08    Sep-07    Nov-06
Last Prin. Payment    Mar-16    Jul-12    Jul-10    Mar-09    May-08    Mar-07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS M-2             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.26      5.05      4.18      3.17      2.50      1.61
First Prin. Payment   Sep-08    Sep-08    Jul-08    Oct-07    Mar-07    Jul-06
Last Prin. Payment    Mar-16    Jul-12    Jul-10    Mar-09    May-08    Mar-07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B-1             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.26      4.95      3.87      2.93      2.31      1.49
First Prin. Payment   Sep-08    Jun-08    Mar-08    Jun-07    Jan-07    May-06
Last Prin. Payment    Mar-16    Jul-12    Jul-10    Mar-09    May-08    Mar-07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B-2             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.26      4.92      3.77      2.86      2.25      1.45
First Prin. Payment   Sep-08    May-08    Feb-08    Jun-07    Dec-06    May-06
Last Prin. Payment    Mar-16    Jul-12    Jul-10    Mar-09    May-08    Mar-07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B-3             50 PPC    75 PPC    100 PPC   125 PPC   150 PPC   200 PPC
--------------------------------------------------------------------------------
WAL                      7.26      4.91      3.74      2.84      2.25      1.45
First Prin. Payment   Sep-08    May-08    Jan-08    May-07    Dec-06    May-06
Last Prin. Payment    Mar-16    Jul-12    Jul-10    Mar-09    May-08    Mar-07
--------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              THE MORTGAGE LOANS(1)


SCHEDULED PRINCIPAL BALANCE:                                       $256,853,205

NUMBER OF MORTGAGE LOANS:                                                 5,009

AVERAGE SCHEDULED PRINCIPAL BALANCE:                                    $51,278

WEIGHTED AVERAGE GROSS COUPON:                                          10.600%

WEIGHTED AVERAGE NET COUPON: (2)                                        10.090%

WEIGHTED AVERAGE CURRENT FICO SCORE:                                        660

WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                     19.94%

WEIGHTED AVERAGE COMBINED ORIGINAL LTV RATIO:                            99.82%

WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            306

WEIGHTED AVERAGE SEASONING (MONTHS):                                          6

PERCENTAGE OF FIXED RATE LOANS:                                         100.00%

PERCENTAGE OF SECOND LIEN LOANS:                                        100.00%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial servicing and trustee fees.


                                             DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
CURRENT PRINCIPAL         NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
BALANCE                     LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               2,738   $88,903,128      34.61%      10.608%       654    $32,470     99.87%      50.22%     100.00%
$50,001 - $75,000             1,334    81,658,671      31.79       10.589        662     61,213     99.84       33.11      100.00
$75,001 - $100,000              739    63,733,005      24.81       10.609        665     86,242     99.85       25.84      100.00
$100,001 - $125,000             164    17,938,116       6.98       10.704        661    109,379     99.52       36.82      100.00
$125,001 - $150,000              32     4,310,994       1.68       10.135        677    134,719     99.11       43.73      100.00
$150,001 - $200,000               2       309,291       0.12        9.879        676    154,645    100.00      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                                    DISTRIBUTION BY CURRENT RATE


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
CURRENT RATE                LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49%                      4      $204,794       0.08%       6.000%       649    $51,199    100.00%      16.04%     100.00%
8.00 - 8.49%                     34     1,036,585       0.40        8.037        652     30,488    100.00       61.59      100.00
8.50 - 8.99%                     22       912,130       0.36        8.815        681     41,460     99.28       59.69      100.00
9.00 - 9.49%                     95     4,799,011       1.87        9.318        679     50,516     99.67       57.03      100.00
9.50 - 9.99%                    782    37,617,382      14.65        9.800        670     48,104     99.78       49.53      100.00
10.00 - 10.49%                1,260    69,100,646      26.90       10.255        674     54,842     99.86       30.75      100.00
10.50 - 10.99%                1,377    74,266,674      28.91       10.747        657     53,934     99.73       31.07      100.00
11.00 - 11.49%                  914    45,486,529      17.71       11.181        646     49,766     99.91       40.00      100.00
11.50 - 11.99%                  422    19,049,073       7.42       11.694        637     45,140     99.90       49.19      100.00
12.00 - 12.49%                   85     3,737,343       1.46       12.133        633     43,969     99.86       53.00      100.00
12.50 - 12.99%                   12       556,156       0.22       12.685        614     46,346     99.92       83.85      100.00
13.00% & Above                    2        86,883       0.03       13.200        634     43,442    100.00       31.03      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    DISTRIBUTION BY CREDIT SCORE

                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
CREDIT SCORE                LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                     159    $8,631,526       3.36%      10.373%       758    $54,286     99.91%      12.36%     100.00%
720 - 739                       117     6,259,121       2.44       10.369        729     53,497    100.00       16.60      100.00
700 - 719                       271    15,978,896       6.22       10.209        709     58,963     99.92       11.42      100.00
680 - 699                       622    33,642,880      13.10       10.285        689     54,088     99.78        9.64      100.00
660 - 679                       895    50,285,219      19.58       10.366        669     56,185     99.80       15.91      100.00
640 - 659                     1,396    72,949,269      28.40       10.759        650     52,256     99.91       25.88      100.00
620 - 639                       881    39,967,988      15.56       10.750        629     45,367     99.55       85.56      100.00
600 - 619                       668    29,138,306      11.34       11.095        609     43,620     99.91       98.48      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                                DISTRIBUTION BY COMBINED ORIGINAL LTV

                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
COMBINED                  NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
ORIGINAL LTV                LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                    3      $251,732       0.10%      10.751%       641    $83,911     33.13%      80.74%     100.00%
60.01 - 70.00%                    1        60,323       0.02       10.350        677     60,323     67.32        0.00      100.00
70.01 - 80.00%                    7       403,360       0.16        9.874        655     57,623     78.00       44.31      100.00
80.01 - 85.00%                    1        24,023       0.01       10.750        666     24,023     81.66        0.00      100.00
85.01 - 90.00%                    3       236,174       0.09       10.800        644     78,725     88.69       75.94      100.00
90.01 - 95.00%                   33     1,935,465       0.75       10.669        662     58,650     94.52       29.19      100.00
95.01 - 100.00%               4,961   253,942,128      98.87       10.600        660     51,188     99.98       37.73      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                                    DISTRIBUTION BY DOCUMENTATION


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
DOCUMENTATION               LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Stated                        2,626  $147,334,008      57.36%      10.609%       677    $56,106     99.86%       0.00%     100.00%
Full                          2,152    96,949,779      37.75       10.609        636     45,051     99.74      100.00      100.00
Limited                         231    12,569,417       4.89       10.417        648     54,413     99.82        0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       DISTRIBUTION BY PURPOSE


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
PURPOSE                     LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Purchase                      4,360  $227,129,024      88.43%      10.589%       662    $52,094     99.86%      35.26%     100.00%
Cashout Refi                    608    28,057,347      10.92       10.680        646     46,147     99.47       56.94      100.00
Refi-no Cashout                  41     1,666,834       0.65       10.715        643     40,654     99.45       53.56      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                                     DISTRIBUTION BY OCCUPANCY


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
OCCUPANCY                   LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence             5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                                   DISTRIBUTION BY PROPERTY TYPE


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
PROPERTY TYPE               LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Single Family                 3,473  $178,940,897      69.67%      10.592%       659    $51,523     99.79%      38.05%     100.00%
PUD-Detached                    597    29,630,951      11.54       10.620        654     49,633     99.85       44.64      100.00
Condo                           513    23,601,674       9.19       10.620        663     46,007     99.80       36.12      100.00
2-4 Unit                        265    17,440,678       6.79       10.604        674     65,814     99.96       26.17      100.00
PUD-Attached                    161     7,239,005       2.82       10.627        660     44,963     99.95       35.26      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                                       DISTRIBUTION BY STATE


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
STATE                       LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
CA                            1,769  $120,539,092      46.93%      10.561%       665    $68,140     99.75%      29.53%     100.00%
WA                              285    12,132,680       4.72       10.612        648     42,571     99.75       61.81      100.00
FL                              294    10,941,529       4.26       10.596        654     37,216     99.82       40.31      100.00
NY                              133     8,995,417       3.50       10.701        674     67,635     99.92       22.49      100.00
MA                              151     8,599,778       3.35       10.704        664     56,952     99.95       34.64      100.00
AZ                              231     8,353,043       3.25       10.630        650     36,160     99.74       54.83      100.00
NV                              165     8,258,737       3.22       10.741        664     50,053     99.98       27.07      100.00
IL                              165     7,538,713       2.94       11.069        660     45,689     99.94       36.07      100.00
CO                              182     7,429,745       2.89       10.667        650     40,823     99.97       46.82      100.00
TX                              218     7,216,627       2.81        9.823        645     33,104     99.58       56.39      100.00
Other                         1,416    56,847,844      22.13       10.651        655     40,147     99.91       48.13      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        DISTRIBUTION BY ZIP


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
ZIP                         LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
                   94565         20    $1,380,920       0.54%      10.629%       673    $69,046    100.00%      19.26%     100.00%
                   95206         20     1,157,733       0.45       10.443        672     57,887    100.00        9.68      100.00
                   96706         17     1,060,761       0.41       10.539        651     62,398    100.00       35.88      100.00
                   93550         20       985,520       0.38       10.664        656     49,276    100.00       22.60      100.00
                   91744         14       932,314       0.36       10.498        652     66,594    100.00       36.37      100.00
                   95023         10       874,818       0.34       10.726        650     87,482    100.00       43.51      100.00
                   95122          9       868,468       0.34       10.598        641     96,496     92.07       46.09      100.00
                   93906         10       842,428       0.33       10.758        668     84,243    100.00        0.00      100.00
                   91342         12       823,008       0.32       10.463        658     68,584     98.34       27.23      100.00
                   94509         12       788,467       0.31       10.386        672     65,706     99.51       26.46      100.00
Other                         4,865   247,138,768      96.22       10.601        660     50,799     99.84       38.20      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                                     DISTRIBUTION BY DELINQUENCY


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
                          NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
DELINQUENCY                 LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Current                       5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
REMAINING                                           POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
MONTHS TO                 NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
MATURITY                    LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                         127    $4,587,116       1.79%      10.257%       656    $36,119     99.30%      43.15%     100.00%
181 - 240                     2,724    94,298,023      36.71       10.615        655     34,617     99.89       47.88      100.00
241 - 360                     2,158   157,968,067      61.50       10.601        663     73,201     99.79       31.54      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


                                                 DISTRIBUTION BY AMORTIZATION TYPE


                                                                                                 WEIGHTED
                                                    PCT. OF                 WEIGHTED               AVG.
                                                    POOL BY     WEIGHTED      AVG.      AVG.      COMBO.                  PCT.
AMORTIZATION              NUMBER OF   PRINCIPAL    PRINCIPAL   AVG. GROSS   CURRENT   PRINCIPAL  ORIGINAL   PCT. FULL     OWNER
TYPE                        LOANS      BALANCE      BALANCE      COUPON       FICO     BALANCE     LTV         DOC      OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
30 Yr                         2,158  $157,968,067      61.50%      10.601%       663    $73,201     99.79%      31.54%     100.00%
20 Yr                         2,724    94,298,023      36.71       10.615        655     34,617     99.89       47.88      100.00
15 Yr                           127     4,587,116       1.79       10.257        656     36,119     99.30       43.15      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,009  $256,853,205     100.00%      10.600%       660    $51,278     99.82%      37.75%     100.00%
====================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.